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Exhibit 10(j)(ii)(a)

ALBANY INTERNATIONAL RECEIVABLES CORPORATION

Albany International Corp.
Geschmay Corp.
Albany International Research Co.
Albany International Techniweave, Inc.
Albany International Canada Inc.
M & I Door Systems Ltd.

Re:	Exhibit A to Purchase and Sale Agreement dated as of September 28, 2001 (the "Agreement")

Ladies and Gentlemen:

        The undersigned, Albany International Receivables Corporation, as Buyer under the Agreement, hereby proposes to amend Exhibit A of the Agreement as follows:

1.
The Historical Loss Factor, which is described as 0.6% of the Face Amount of receivables sold to Buyer, is amended to 0.1%.

2.
The Payment Timing Adjustment shall be revised so that it is equal to the product of (i) the Face Amount of receivables purchased pursuant to the Purchase Agreement, multiplied by (ii) 0.40% of the Discount Rate applicable to such purchased receivables under the Receivables Sale Agreement (for calculation of the initial Payment Timing Adjustment applicable on September 28, 2001, the Discount Rate is deemed to be 2.7%), multiplied by (iii) the fraction the numerator of which is the average tenor, expressed in days, of each Originator's pool, and the denominator of which is 360.

        These changes in pricing terms shall be effective March 1, 2002. Capitalized terms used but not defined above shall have the meanings ascribed to them in the Agreement.

        Please indicate your acceptance of the foregoing by executing in the space provided below your name.

Very truly yours,
ALBANY INTERNATIONAL RECEIVABLES CORPORATION
By:	/s/ DAVID C. MICHAELS David C. Michaels, President & Treasurer

ACCEPTED BY:
ALBANY INTERNATIONAL CORP.
By:	/s/ JOHN C. TREANOR
Name: John C. Treanor Title: Treasurer
GESCHMAY CORP.
By:	/s/ CHARLES J. SILVA, JR.
Name: Charles J. Silva, Jr. Title: Vice President and Secretary
ALBANY INTERNATIONAL RESEARCH CO.
By:	/s/ CHARLES J. SILVA, JR.
Name: Charles J. Silva, Jr. Title: Vice President
ALBANY INTERNATIONAL TECHNIWEAVE, INC.
By:	/s/ CHARLES J. SILVA, JR.
Name: Charles J. Silva, Jr. Title: Secretary
ALBANY INTERNATIONAL CANADA INC.
By:	/s/ WILLIAM M. MCCARTHY
Name: William M. McCarthy Title: President
M & I DOOR SYSTEMS LTD.
By:	/s/ CHARLES J. SILVA, JR.
Name: Charles J. Silva, Jr. Title: Vice President

EXHIBIT A

See Attached

Flow of Funds; Determination of Purchase Price of Receivables

        Reference is made herein to (a) the Purchase and Sale Agreement (the "Purchase Agreement"), dated as of September 28, 2001, among Albany International Corp. ("Parent"), Albany International Receivables Corporation ("AIRC"), and certain other subsidiaries of Albany International Corp. (Parent, AIRC and such other subsidiaries, collectively, the "Originators"), relating, among other things, to the purchase by AIRC of accounts receivable from the Originators, and (b) the Receivables Sale Agreement (the "Receivables Sale Agreement"), also dated as of September 28, 2001, among AIRC, Parent as Collection Agent, ABN AMRO Bank N.V. as Agent, the Committed Purchasers described therein and Amsterdam Funding Corporation, relating, among other things, to the financing by the AIRC of certain receivables which it purchases from the Originators.

        The undersigned agree that, in connection with the closing of the initial purchase of receivables pursuant to the Purchase Agreement, the following information is accurate:

Originator	Face Amount of receivables sold to AIRC	Historical Loss Factor (0.6% of Face Amount of receivables sold to AIRC)	Payment Timing Adjustment[1]	Net Purchase Price (Face amount less Historical Loss Factor less Payment Timing Adjustment) paid by AIRC	Cash Portion of Net Purchase Price Paid by AIRC	Portion of Net Purchase Price evidenced by AIRC Promissory Note to indicated Originator
Albany International Corp.	$44,070,896	$264,425	$154,033	$43,652,437	$26,219,573	$16,682,865[2]
Albany International Research Co.	$194,498	$1,167	$430	$192,901	$115,715	$77,186
Geshmay Corp.	$4,645,683	$27,874	$14,085	$4,603,723	$2,763,906	$1,839,817
Albany International Techniweave, Inc.	$1,645,187	$9,871	$7,684	$1,627,631	$978,789	$648,843
Albany International Canada, Inc.	$15,313,387	$91,880	$135,152	$15,086,355	$9,110,558	$5,975,797
M&I Door Systems, Ltd.	$657,285	$3,944	$4,686	$648,656	$391,046	$257,610
TOTALS:	$66,526,936	$390,719	$316,071	$65,811,703	$39,579,586[3]	$25,482,117

1.
Payment Timing Adjustment equals the product of (i) the face amount of receivables purchased pursuant to the Purchase Agreement, multiplied by (ii) 0.25% plus the Discount Rate applicable to such purchased receivables under the Receivables Sale Agreement (for calculation of the initial Payment Timing Adjustment applicable on September 28, 2001, the Discount Rate is deemed to be 2.7%), multiplied by (iii) the fraction the numerator of which is the average tenor, expressed in days, of each originators' pool, less 13 days to adjust for the approximate number of days elapsed from the original date of sale to the date of the receivable sale, over 360.

2.
Albany International Corp. has made a $750,000 contribution to the capital of Albany International Holdings Two, Inc., which has made a back-to-back $750,000 contribution to the capital of AIRC. This series of capital contributions has been effected by reducing the principal amount of the Promissory Note payable by AIRC to Albany International Corp. by $750,000.

3.
This cash amount equals the amount of cash which AIRC received on the date hereof from Amsterdam Funding Corporation in respect of transactions closed under the Receivables Sale Agreement.

                        *                         *                        *                         *                        *                         *

        The following transactions occurred on the date hereof:

a.
The capital contributions referred to in note 1 above were made, through reduction of the principal amount of the Promissory Note payable to Albany International Corp.

b.
The applicable cash portion of the Net Purchase Price was paid by AIRC to each Originator.

c.
Each Originator (other than Albany International Corp.) paid the cash portion so received to Albany International Corp. as a dividend, return of capital, or repayment of intercompany indebtedness.

d.
Albany International Corp. made a payment in reduction of its bank debt in an aggregate amount equal to the aggregate cash portion received by all Originators (i.e. the amount shown in the "TOTALS" row for the column entitled "Cash Portion of Net Purchase Price Paid by AIRC").

e.
To effect the foregoing transactions, the Originators and AIRC hereby agree that AIRC will instruct Amsterdam to pay, pursuant to the Receivables Sale Agreement, an amount equal to such aggregate cash portion directly to Albany International Corp.'s bank lenders in accordance with the instructions of Albany International Corp.

        The undersigned further agree that the purchase price for receivables purchased by AIRC from time to time pursuant to the Purchase Agreement will equal (i) the face amount of such receivables, less (ii) the Historical Loss Factor (computed as indicated above), less (iii) the Payment Timing Adjustment (computed as indicated above).

        [Signature Page Follows]

        IN WITNESS WHEREOF, the undersigned have executed this Flow of Funds as of this 28th day of September, 2001.

ALBANY INTERNATIONAL CORP.		ALBANY INTERNATIONAL RESEARCH CO.
By:		By:
	Name: William M. McCarthy Title: Group Vice President Secretary		Name: Charles J. Silva, Jr. Title: Vice President & Assistant
GESHMAY CORP.		ALBANY INTERNATIONAL TECHNIWEAVE, INC.
By:		By:
	Name: John C. Treanor Title: Treasurer & Assistant Secretary		Name: John C. Treanor Title: Treasurer & Assistant Secretary
ALBANY INTERNATIONAL CANADA, INC.		M&I DOOR SYSTEMS, LTD.
By:		By:
	Name: William M. McCarthy Title: President		Name: Charles J. Silva, Jr. Title: Vice President & Secretary
ALBANY INTERNATIONAL RECEIVABLES CORPORATION
By:
Name: David C. Michaels Title: President
ALBANY INTERNATIONAL HOLDINGS TWO, INC.
By:
Name: Charles J. Silva, Jr. Title: Vice President & Secretary

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ALBANY INTERNATIONAL RECEIVABLES CORPORATION
EXHIBIT A See Attached
Flow of Funds; Determination of Purchase Price of Receivables